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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934


                                    November 3, 1997
               -----------------------------------------------------------
                    Date of Report (date of earliest event reported)


                             YOU BET INTERNATIONAL, INC.
   ----------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)



  Delaware                 33-13789 LA             87-0422246
-------------             -------------          -------------
(State or other         (Commission File         (IRS Employer
jurisdiction of         Number)                  Identification
Incorporation)                                    Number)



          1950 Sawtelle Boulevard, Suite 180, Los Angeles, California 90025
          -----------------------------------------------------------------
                       (Address of principal executive offices)



                                   (310) 444-3300
                       ----------------------------------------
                           (Registrant's telephone number,
                                 including area code)




                                                                Exhibit Index
                                                                on Page 4
                                                                1 of 5 pages


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         Effective November 3, 1997, Deloitte & Touche LLP resigned as the Company's independent accountants. As of the date of this Report, the Company has not engaged new independent accountants.

         None of the reports on the Company's financial statements for either the two fiscal years ended December 31, 1995 or December 31, 1996 contained an adverse opinion or a disclaimer of opinion, or were modified as to uncertainty, audit scope or accounting principles, except that the reports contained an emphasis paragraph relating to the Company's ability to continue as a going concern. During the fiscal years 1996 and 1995 and the subsequent interim periods through September 30, 1997, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with the firm's reports on the Company's financial statements. In addition, there were no such events as described under item 304(a)(1)(v) of Regulation S-K during the fiscal years 1996 and 1995 and the three subsequent interim periods through September 30, 1997.

         The Company has provided Deloitte & Touche LLP with a copy of the disclosures contained herein, and has requested the firm to furnish the Company a letter addressed to the United States Securities and Exchange Commission stating whether they agree with the statements made by the Company in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of such letter is attached as an exhibit to this current report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits:

         Exhibit
         Number          Description
         -------         -----------
          16.1           Letter from Deloitte & Touche LLP addressed to the
                         Securities and Exchange Commission

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      YOU BET INTERNATIONAL, INC.



                                      By /s/   David M. Marshall
                                         ----------------------------------

Dated:  November  7, 1997









                                       3

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                                INDEX TO EXHIBITS


Exhibit                                                        Page
Number        Description                                      Number
-------       -----------                                      ------
16.1          Letter from Deloitte & Touche LLP
              addressed to the Securities and Exchange
              Commission                                          6









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